Exhibit 10.39

Execution Version

SECURITY AGREEMENT, FINANCING STATEMENT AND
ASSIGNMENT OF COLLATERAL

THIS INSTRUMENT COVERS THE INTEREST OF OBLIGOR IN AND TO THE PERSONAL PROPERTY AND EQUIPMENT DESCRIBED ON EXHIBIT “A” ATTACHED HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF TEXAS.

A POWER OF SALE HAS BEEN GRANTED IN THIS SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF COLLATERAL. A POWER OF SALE MAY ALLOW THE SECURED PARTY TO TAKE THE COLLATERAL AND SELL IT WIIBOUT GOING TO COURT IN A COLLATERAL FORECLOSURE ACTION UPON DEFAULT BY THE DEBTOR PURSUANT TO THIS SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF COLLATERAL.

FROM

MERIDIAN EQUIPMENT LEASING, LLC, as Obligor

TO

PILOT OFS HOLDINGS LLC, as Secured Party

DECEMBER 31, 2023

For purposes of filing this Security Agreement, Financing Statement and Assignment of Collateral as a financing statement, the mailing address of Obligor is 5220 Spring Valley Road, Suite LL 20, Dallas, Texas 75254.

ATTENTION RECORDING OFFICER: This instrument is a financing statement of accounts, personal property and equipment and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to the equipment, personal property, and proceeds thereof of Obligor which are further described herein.

RECORDED DOCUMENT(S) SHOULD BE RETURNED TO:

Jackson Walker LLP

2323 Ross Avenue, Suite 600

Dallas, Texas 752001
Attn: Pat Knapp

SECURITY AGREEMENT, FINANCING STATEMENT AND
ASSIGNMENT OF COLLATERAL

This SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF COLLATERAL (this ‘‘Agreement”) is executed on the date set forth in the acknowledgement below, to be effective as of December 31, 2023 (the “Effective Date”), is executed and delivered by MERIDIAN EQUIPMENT LEASING, LLC (“Obligor”), a Texas limited liability company whose address is 5220 Spring Valley Road, Suite LL20, Dallas, Texas 75254, in its capacity as a Borrower and Assignee pursuant to the Loan Documents, as defined below, and PILOT OFS HOLDINGS LLC, a Delaware limited liability company, whose address is 20 Greenway Plaza, Suite 500, Houston, Texas 77046 (“Secured Party”) in its capacity as the Lender and Assignor pursuant to the Loan Documents. Obligor and Secured Party may sometimes be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

This Agreement is executed in connection with, and pursuant to the terms of, the Secured Promissory Note of even date herewith, by and among Obligor, as Borrower, and Secured Party, as Lender (the “Note”), and that certain Purchase and Sale Agreement of even date herewith by and between Secured Party, as Seller, and Obligor, as Purchaser (the “Purchase Agreement”). It is a requirement under the Note and Purchase Agreement that the Obligor execute and deliver this Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Obligor and Secured Party hereby agree as follows:

ARTICLE I

Definitions

1.1 Terms. Terms defined in the Note and the Assignment, as defined below, have the same meanings when used herein unless otherwise defined herein or the context hereof otherwise requires. Terms not defined herein are defined in the Texas Uniform Commercial Code, as in effect on the date hereof (the “UCC”), have the meanings specified in the UCC, and the definitions specified in Article 9 of the UCC control in the case of any conflicting definitions in the UCC. Capitalized terms not defined in the UCC, or which have meanings ascribed in the UCC, shall nonetheless have the meanings set forth in the Note, which shall govern and control. The singular number includes the plural and vice versa. Captions of Sections do not limit the terms of such Sections. In addition to terms defined elsewhere in this Agreement, the UCC, and the Note:

“Collateral” means the Equipment, the Rigging Equipment, and the Personalty Collateral.

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“Effective Date” has the meaning set forth in the first paragraph of this Agreement.

“Equipment” means all of the personal property and equipment described on Exhibit “A” attached hereto and made a part hereof for all purposes.

“Event of Default” shall have the meaning set forth in Article V hereof.

The “Loan Documents” mean the Note, the Purchase Agreement, this Agreement, and any and all renewals, extensions, modifications, amendments, ratifications, restatements, rearrangements and substitutions of all or any part of such documents.

“Note” has the meaning set forth in the Recitals.

“Obligations” means (i) all indebtedness of Obligor evidenced by the Note, (ii) all other indebtedness, obligations, covenants and liabilities of Obligor arising pursuant to any Loan Document, and (iii) all other indebtedness, obligations, and liabilities of any kind of the Obligor or any of its affiliates or subsidiaries now existing or hereafter arising pursuant to any Loan Document, whether fixed or contingent, joint or several, direct or indirect, primary or secondary, and regardless of how created or evidenced, (iv) all renewals, extensions, modifications, amendments, rearrangements and substitutions of all or any part of the above, whether or not Secured Party executes any agreement or instrument.

“Obligor” has the meaning set forth in the first paragraph of this Agreement.

“Personalty Collateral” means all of Obligor’s now owned or hereafter acquired interest in and to all Equipment and Rigging Equipment, including, but not limited to, (i) all accounts, contract rights and general intangibles now or hereafter arising regardless of whether any of the foregoing is in connection with the sale or other disposition of any Collateral hereunder, including all liens securing the same, (ii) all information, documents and instruments concerning the Equipment and Rigging Equipment, including title documents, logs, books and records, (iii) any options or rights of first refusal to acquire any of the Collateral, and (iv) all proceeds, products, renewals, increases, profits, substitutions, replacements, additions, amendments and accessions of, to or for any of the foregoing.

“Permitted Liens” means any lien arising under the Loan Documents.

“Purchase Agreement” has the meaning set forth in the Recitals.

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“Rigging Equipment” means oil working tools, including fittings for load hoses and tank trailers, oil thief gages, sample tubes, gage worker’s trays, hydrometers, plump bobs, graduated cylinders, and any and all other tools used in measuring, testing, sampling and transferring oil to and/or from a tank trailer.

“Secured Party” has the meaning set forth in the first paragraph of this Agreement.

“Security Interest” means the security interest granted by Obliger to Secured Party under this Agreement, which the Parties hereby .

“Security Termination” means such time at which each of the following events shall have occurred on or prior to such time: (a) the indefeasible payment in full of all Obligations in cash and all other amounts payable pursuant to the Loan Documents, and (b) the delivery of any written release or relinquishment of this Agreement by Secured Party to Obliger.

“Supporting Obligation” means a means a letter-of-credit right or secondary obligation that supports the payment or performance of an account, chattel paper, a document, a general intangible, an instrument, property, equipment, the Obligations, the Equipment or this Agreement.

ARTICLE II

Creation of Security Interest

2.1 Grant of Lien. In consideration of funds advanced by Secured Party to the Obliger for purchase of the Equipment and Rigging Equipment as set forth in the Loan Documents, and in further consideration of the mutual covenants contained herein, Obliger does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER and ASSIGN with a general warranty of title, for the uses, purposes and conditions hereinafter set forth, a purchase-money security interest and lien in and to all of its right, title and interest in and to the Collateral unto Secured Party, and its successors, assigns, trustees, representatives and administrators, WITH POWER OF SALE, to secure payment and performance of the Obligations and for the benefit of Secured Party.

TO HAVE AND TO HOLD the Collateral unto the Secured Party and its successors, assigns, trustees, representatives and administrators forever, together with all and singular the rights, hereditaments and appurtenances thereto in anywise appertaining or belonging, to secure payment of the Obligations and the performance of the covenants of Obliger contained in this Agreement. Subject to the Permitted Liens, Obliger does hereby bind itself, its successors and permitted assigns to warrant and forever defend all and singular the Collateral unto the Secured Party and its successors, assigns, trustees, representatives and administrators, against every party whomsoever lawfully claiming or to claim the same, or any part thereof. It is Secured Party’s and Obliger’s intent that this instrument cover Obliger’s entire interest in the Collateral including, but not limited to, all that certain Equipment described on Exhibit “A”.

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2.2 Assignment of Implied and Statutory Liens and Securitv Interests. For the same consideration and to further secure the Obligations, and to the maximum extent permitted by law, Obligor hereby TRANSFERS, ASSIGNS, and CONVEYS to Secured Party for its benefit the security interests held by Obligor arising under Chapter 9 of the Texas Business and Commerce Code and any other law, rule or regulation of the State of Texas or the United States.

2.3 Power of Attorney. Obligor does hereby MAKE, CONSTITUTE and APPOINT Secured Party as its true and lawful agent and attorney-in-fact with full power of substitution, either generally or for such periods or purposes as Secured Party may from time to time prescribe, with full power and authority, for and on behalf of and in the name of Obligor, to execute, acknowledge and deliver all such instruments, agreements, certificates and other documents of every nature, with such provisions as may from time to time, in the opinion of Secured Party, be necessary proper or advisable to effect the intent and purpose of this Agreement; and Obligor shall be bound thereby as fully and effectively as if Obligor had personally executed, acknowledged and delivered any of the foregoing instruments, agreements, certificates and/or other documents. The powers and authorities granted in this paragraph may be exercised by any authorized representative of Secured Party. The power of attorney conferred in this section is granted for valuable consideration and coupled with an interest and is irrevocable so long as a Security Termination has not occurred. The parties acknowledge that the power-of-attorney set forth above is intended primarily as an aid to Secured Party in securing the Collateral, to which it is entitled.

ARTICLE III

Obligor’s Warranties and Covenants

3.1 Payment of Obligations. Obligor covenants that Obligor shall timely pay and perform the Obligations secured by this Agreement.

3.2 Representations. Obligor represents and warrants as follows:

(a) Incorporation of Representations and Warranties from Loan Documents. The representations and warranties of Obligor contained in the Note and any other Loan Documents applicable to Obligor or the Collateral are hereby confirmed and restated, each such representation and warranty, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this Section.

(b) Title to Collateral and Risk of Loss. Obligor has good and defensible title to the Collateral free from all Liens, claims, security interests or other encumbrances except as permitted by the provisions of this Agreement or other Loan Documents. Except for Secured Party’s interest in the Collateral, Obligor shall keep the Collateral free and clear of all liens, claims and burdens, including warehouseman’s liens, materialmen’s liens, and other liens or claims that may accrue, save and except for those created pursuant to this Agreement. Obligor shall at all times bear all risks of loss, damage, theft, or destruction of or to the Collateral.

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(c) Taxes, Expenses and Other Payments. Obligor shall timely pay, remit and/or tender all sums due to vendors for repair, maintenance and other work performed on the Equipment.

(d) Licenses, Permits, Regulatory Filings and Compliance. Obligor has at all times obtained and kept current all necessary licenses and permits to use and operate the Collateral.

(e) Obligor’s Address. The address of Obligor’s place of business, residence, chief executive office and office where Obligor keeps its records concerning accounts, contract rights and general intangibles is as set forth in the Preamble of this Agreement, and there has been no change in the location of Obligor’s place of business, residence, chief executive office and office where it keeps such records and no change of Obligor’s name during the four (4) months immediately preceding the date of this Agreement. Obligor hereby represents and warrants that its organizational number is 803294826, the state of its formation is Texas, and the correct form of Obligor’s name is as set forth in its signature block below.

(f) Formation and Authority. Obligor represents and warrants that (i) to the extent that Obligor is a corporation, partnership or limited liability company, that Obligor is validly constituted and organized in the state of incorporation recited herein, (ii) the individual representative executing this Agreement has the power and authority to bind Obligor to this Agreement in the capacity stated herein.

(g) Solvency. Obligor is solvent and has adequate funds to conduct its business during the term of this Agreement.

3.3 Obligor’s Payment Duties. Except as provided otherwise herein, nothing contained herein shall limit Obligor’s absolute duty to make timely payment of the Obligations, and receipt by the Secured Party of monies from Obligor in less than the full amount of the Obligations shall be in addition to all other security now or hereafter existing to secure full payment of the Obligations.

3.4 Liability of Secured Party. Secured Party is hereby absolved from all liability for failure to enforce collection of any of such proceeds, and from all other responsibility in connection therewith except the responsibility to account to Obligor for proceeds actually received by Secured Party.

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3.5 Expenses. All expenses incurred by the Secured Party in collection of said proceeds shall be repaid promptly by Obligor; and prior to such repayment, such expenses shall be a part of the Obligations secured hereby.

3.6 Assurances. Obligor authorizes Secured Party to file a financing statement describing the Collateral. Secured Party may use a description of the Collateral in any financing statement as “all assets” or similar wording or any more specific wording. Obligor will at its own expense take all action as Secured Party may at any time request to protect, assure or enforce Secured Party’s interests, rights and remedies created by, provided in or emanating from this Agreement. Obligor shall (a) upon request of Secured Party, cause the Security Interest to be duly noted on any certificate of title issuable with respect to any of the Collateral and forthwith deliver to Secured Party each such certificate of title; (b) take such steps as Secured Party may request to ensure Secured Party obtains control with respect to all Collateral in which a security interest may be perfected by control, and to cause any bailee in possession of any Collateral to acknowledge that such bailee will act with respect to such Collateral on the instructions of Secured Party without consent by Obligor; (c) promptly advise Secured Party of the assignment to Obligor of any organizational identification number (if Obligor does not currently have one) or of any change in Obligor’s current organizational identification number; and (e) execute and deliver to Secured Party, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party) security agreements, mortgages, deeds of trust, pledge agreements, consents, waivers, financing statements (and amendments thereof), and other documents, and do such other acts and things, all as may from time to time in the opinion of Secured Party be necessary or desirable to establish and maintain a valid perfected first priority security interest in the Collateral free of all Liens. Obligor shall immediately notify Secured Party of any discontinuance of or change in the address and contact information of Obligor’s place of business, residence, chief executive office or office where it keeps records concerning accounts, contract rights and general intangibles.

3.7 Minimum Guidelines for Condition of Equipment. Obligor covenants and agrees to maintain the Equipment in strict compliance with the following minimum standards, except where otherwise indicated:

(a) Tires. Shall have sound casings capable of carrying its rated load capacity. Steer axel tires are to be original, matched tread, with 12/32 remaining tread depth on all tires. Rear axel to be original, matched tread with 60% remaining tread depth of 100% cross-bar caps on original casings with warranty;

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(b) Body. Shall have not dented or punctured panels (including fuel tanks) and no other damage that costs more than Two Hundred Fifty and No/100s Dollars ($250.00) to repair. All bodies that have been damaged, rusted, or abused must be repaired to original condition, less normal wear and tear. There will be no sheet metal damage including paint and rust on cab, bumper, grill, fuel tanks and attachments to the cab including sleeper boxes, airings, and cab extenders. Frame, crossmembers, springs, axels, axel housings and wheels will be free from cracks, breaks or bends. When included, lift gates will be operable and refrigeration equipment must operate to original designated temperature capacity;

(c) Interiors. Shall be clean, shall have no tears, odors, bums, damage to seats, seat backs, dashes, headliners, door panels or carpeting, original radio and other original equipment to be in place. Gauges and all other operative parts and accessories shall be in working order;

(d) Engine. Shall be mechanically sound, carry manufacture’s recommended oil pressure, have no excessive blow by, no water and/or oil leakage, and have no cracked heads or blocks. Transmission and differentials shall have no seal leakage (including wheel seals - steer and drive axels), shall be operable as originally provided to customer, shall have no excessive gear noise. Obligor will furnish electronic engine ECM codes upon request;

(e) Drive Train Components. Equipment shall be “ROADWORTHY” capable of operating as originally designed; this specifically includes, but is not limited to, engines, transmissions, axels and allied equipment (i.e., heater/AC system);

(f) Glass. Windshield shall not be pitted, chipped or cracked in a manner that would fail DOT inspection. Windows and mirrors shall not be broken or cracked, including bulls-eyes or fractures, and all window operating mechanisms shall be operable;

(g) Electrical. Batteries, starters, alternators, etc., shall be operable. Charging system will be operating and batteries will start Equipment under its own power with no dead cells or cracked cases. Lights and wiring shall be operable with no broken sealed beams, lenses, etc. Heaters and air conditioning systems shall be operable;

(h) Factory Equipment & In Service Equipment. Factory-installed equipment and any equipment installed in Equipment prior to this Agreement shall be intact and operable, which specifically includes fifth wheel, mudflaps, airfoils, safety equipment, chain boxes, etc.;

(i) Chrome & Bright Metal Trim. Bumpers, grab handles, wheel hub caps, grills, etc. originally on unit at time of purchase shall be free from damage and scrapes;

(j) Brakes. Shoes shall have a minimum of fifty percent (50%) wear left; and

(k) DOT Standards. Equipment shall pass a complete U.S. Department of Transportation (“DOT’) annual inspection.

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3.8 Scheduled Maintenance. All scheduled maintenance on tractor and trailer Equipment is current as required by the following Preventative Maintenance Schedule:

REQUIRED MAINTENANCE ITEM	TRACTOR			TRAILER
	Daily	Monthly	Every	Daily	Every
Inspect & Repair Oil Level	X
Inspect & Repair Radiator Fan/Hub/Fluid Level	X
Inspect & Repair Water Pump/Hose/Belt	X
Inspect & Repair Steering Fluid/Hose/Belt/Linkage	X
Inspect & Repair Air Compressor/Hose/Belt	X
Inspect & Repair Alternator/Belt	X
Inspect & Repair/Replace/Secure Fire Extinguisher	X
Inspect & Repair Emergency Triangles/Extra Fuses	X
Inspect & Repair Clutch/Clutch Travel	X
Inspect & Repair Gauges	X
Inspect & Repair Engine Operating Temperature	X
Inspect & Repair Oil Pressure	X
Inspect & Repair AmpmeterVoltmeter	X
Inspect & Repair Steering Play	X
Inspect & Repair Wipers/Washers	X
Inspect & Repair Air Filter Indicator/Air Filter	X
Inspect & Repair Hom	X
Inspect & Repair Heater/Defroster	X
Inspect & Repair Tum Signals/Flasher	X			X
Inspect & Repair Brake Lights	X			X
Inspect & Repair License Plate Light	X			X
Inspect & Repair ABS System/Indicator Light	X			X
Inspect & Repair Exhaust System	X
Inspect & Repair Headlights/High & Low Beam	X
Inspect & Repair/Replace/Inflate Tires	X			X

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REQ IRED MAINTENANCE ITEM	TRACTOR			TRAILER
	Daily	Monthly	Every	Daily	Every
Inspect & Repair Wheel Seals	X			X
Inspect & Repair Rims/Lug Nuts	X			X
Inspect & Repair Slack Adjusters	X			X
Inspect & Repair Brake pads and Drums	X			X
Inspect & Repair Brake Chamber	X			X
Inspect & Repair Brake Hoses and Air Lines	X			X
Inspect & Repair Springs/Mounts	X			X
Inspect & Repair Suspension System Air Lines/Bags	X			X
Inspect & Repair Shock Absorbers	X			X
Inspect & Repair Reflectors/Reflective Tape	X			X
Inspect & Repair Mud Flaps/Brackets	X			X
Inspect & Repair Windows/Mirrors/Brackets	X			X
Inspect & Repair Drive Shaft/Transmission	X
Inspect & Repair Coupling System Mounting Bolts	X			X
Inspect & Repair Coupling System Safety Latch/Locking	X
Jaw
Inspect & Repair Coupling System Platform/Frame	X
Inspect & Repair Coupling System Release Arm	X
Inspect & Repair Coupling System Kingpin/Apron Gap	X			X
Inspect & Repair Air Line/Electric Connection to Trailer	X
Inspect & Repair Catwalk/Frame/Centrifuge Mount	X
Inspect & Repair Air Tanks/Mount/Drain Water	X
Inspect & Repair Batteries/Cover	X
Inspect & Repair DEF/Fuel Tanks/Caps	X
Inspect & Repair Loading/Unloading Hoses/Connections	X
Inspect & Repair Centrifuge	X
Inspect & Update Permit Book/Required Stickers		X
Lubricate all lube points		X			Month

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REQ IRED MAINTENANCE ITEM	TRACTOR			TRAILER
	Daily	Monthly	Every	Daily	Every
Lubricate 5th Wheel		X
Test Antifreeze to -40 Degrees			25,000 miles
Clean Air Filter			25.000 miles
Change Air Filter			50.000 miles
Replace Coolant Filter			25.000 miles
Replace Fuel Filters			25.000 miles
Inspect & Repair Wheel Bearings			25.000 miles
Change Oil/Oil Filter			25.000 miles
Inspect and Repair Gear Oil			25.000 miles
Inspect & Document NALCO Level PPM			25.000 miles
Drain and Replace Steering Fluid/Filter			Year
Change Air Dryer Cartridge			360,000 miles
DOT Annual Inspection			120 days

3.9 Use, Maintenance and Inspection of Equipment.

(a) Use of Equipment. Obligor shall use the Equipment exclusively in the operation of Obligor’s transportation business and in compliance with all federal, state, local, Indian-Reservation, and foreign statutes, laws, ordinances, and regulations, and applicable insurance policy conditions. Obligor shall ensure that all drivers or operators of the Equipment possess valid commercial driver’s licenses and meet all applicable federal and state driver qualifications and motor safety requirements (including the Federal Motor Carrier Safety Regulations published at 49 C.F.R. Part 391). If, in Secured Party’s reasonable judgment, a driver is not in compliance with these qualifications and requirements, Obligor shall replace the driver at Secured Party’s request with one approved by Secured Party. No passenger may be carried without a prior written passenger authorization from Secured Party. No more than one passenger may be carried at one time.

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(b) Maintenance and Repairs. Obligor shall be responsible for all expenses relating to maintenance required by Section 3.8 of this Agreement and for other regular maintenance of engine, drive-train, axles, brakes, and all other electrical and mechanical systems, repairs of damage to the Equipment necessary to its continued safe and efficient operation, steps to make the Equipment conform to any federal, state, or municipal requirements (including any changes in such requirements), and all lubricants, tires, rims, parts, and supplies involved in such maintenance and repairs. In the event the Equipment shall be disabled for any reason, Obligor and/or its drivers shall immediately notify Secured Party, and Obligor shall abide by Secured Party’s directions concerning emergency repairs. Obligor, at Obligor’s expense, shall preserve the Equipment in as good working condition as when delivered to Obligor hereunder, as measured by the Minimum Guidelines for Condition of Equipment set forth in Section 3.7 above, excepting only reasonable wear and tear from normal use, including that Obligor shall cause the Equipment that has been damaged, but not irreparably, to be promptly repaired and restored to at least the conditions required by the Guidelines in Section 3.7 above. All Equipment repairs and maintenance shall be performed at facilities designated or approved by Secured Party and in compliance with the Preventative Maintenance Schedule set forth in Section 3.8 above. As proof of compliance, Obligor shall supply Secured Party with all requested invoices, maintenance records, purchase orders and similar documents evidencing compliance with maintenance procedures. If Secured Party reasonably determines that required maintenance and repairs are not being done, Obligor hereby authorizes Secured Party to have such maintenance and repair work done at facilities Secured Party selects and to charge such costs to Obligor.

(c) Modifications to Equipment. Obligor shall make no addition, improvement, or modification to the Equipment unless Secured Party gives Obligor written permission in advance. Any item Obligor affixes with Secured Party’s approval may be removed only if Secured Party reasonably determines that removal will not damage or lessen the value of the Equipment and Obligor pays for any such removal. Any alterations Secured Party does not approve in writing shall be removed at Obligor’s expense or retained by Secured Party as Secured Party’s property, at Secured Party’s option. From time to time, Secured Party may, at its option and expense, make such alterations, additions, or improvements as it shall deem appropriate.

(d) Inspection. Obligor shall have a full annual DOT inspection pursuant to 49 C.F.R. § 396.17 performed on the tractor and trailer Equipment every three hundred sixty five (365) days or less, and have any necessary maintenance or repairs done, at Obligor’s expense at a maintenance facility designated or approved by Secured Party. Obligor shall provide Secured Party with a copy of the annual inspection report upon completion of the inspection and shall, as directed by Secured party, promptly forward to Secured Party all other inspection, maintenance and repair records for the Equipment. In addition, upon Secured Party’s request, throughout the duration of this Agreement, Secured Party or Secured Party’s authorized agent has the right to inspect the Equipment at any reasonable time or place.

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3.10 Required Insurance Coverages.

(a) Non-Trucking (Bobtail) Liability Insurance. Obligor shall maintain, at Obligor’s sole expense, public liability (bodily-injury-property damage coverage and environmental-restoration coverage) insurance which shall provide coverage to Obligor in a combined single limit of not less than one million dollars ($1,000,000), with a deductible no greater than one thousand dollars ($1,000) for injury or death to any person or for damage to property in any one occurrence. Such coverage shall be primary, as between Secured Party and Obligor, to any other insurance that may be available from Secured Party. Obligor shall be responsible for all deductible amounts and for any loss or damage in excess of the policy limit.

(b) Physical Damage Insurance. Obligor shall maintain physical damage insurance that will provide coverage to Lessee at all times with a policy limit of at least the outstanding total of principal and interest due and owing pursuant to the Note, for physical loss or damage to the Equipment (including theft and collision for Equipment consisting of motor vehicles) in any one occurrence. Obligor shall be responsible for all deductible amounts (which shall not exceed five thousand dollars ($5,000) per occurrence) and for any loss or damage in excess of the policy limit.

(c) Other Insurance. In addition to the insurance coverages required under Section 3.I0{a) and Section 3.l0(b), it is solely Obligor’s responsibility to maintain any other insurance coverage that Obligor may desire for the Equipment or for Obligor’s health care or other needs. Obligor holds Secured Party harmless with respect to loss of, or damage to, the Equipment, Obligor’s trailer, or other property, and Secured Party has no responsibility to procure, carry, or maintain any insurance covering loss of, or damage to, the Equipment, Obligor’s trailer, or other property. Obligor acknowledges that Secured Party may, and Obligor hereby authorizes Secured Party to, waive and reject no-fault, uninsured, and underinsured motorist coverage from Secured Party’s insurance policies to the extent allowed pursuant to Texas law (or such other state law exercising jurisdiction), and Obligor shall cooperate in the completion of all necessary documentation for such waiver, election, or rejection.

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(d) Requirements Applicable to all of Obligor’s Insurance Coverages. Obligor shall procure insurance policies providing the above-described coverages solely from insurance carriers that are rated at least “A-” by A.M. Best (or of equivalent financial strength in the commercially-reasonable judgment of Secured Party), and Obligor shall not operate the Equipment under this Agreement unless and until Secured Party has determined that the policies are acceptable (Secured Party’s approval shall not be unreasonably withheld). Obligor shall furnish to Secured Party written certificates obtained from Obligor’s insurance carriers showing that all insurance coverages required above have been procured from insurance carriers rated at least “A-” by A.M. Best (or of equivalent financial strength in the commercially-reasonable judgment of Secured Party), that the coverages are being properly maintained, and that the premiums thereof are paid. Each insurance certificate shall specify the name of the insurance carrier, the policy number, and the expiration date, and list Secured Party as the primary loss payee, and as an additional insured with primary coverage. If a certificate of insurance provided to Obligor under this Section does not show that written notice of cancellation, or modification of the policy shall be given to Secured Party at least thirty (30) days prior to such cancellation or modification, Obligor shall provide or cause its insurance carrier to provide, this notice to Secured Party.

(e) Obligor’s Liability If Required Coverages Are Not Maintained. IN ADDITION TO OBLIGOR’S HOLD HARMLESS/INDEMNITY OBLIGATIONS TO SECURED PARTY UNDER THIS AGREEMENT, OBLIGOR AGREES TO DEFEND, INDEMNIFY, AND HOLD SECURED PARTY HARMLESS FROM ANY DIRECT, INDIRECT, OR CONSEQUENTIAL LOSS, DAMAGE, FINE, EXPENSE, INCLUDING REASONABLE ATTORNEY FEES, ACTIONS, CLAIM FOR INJURY TO PERSONS, INCLUDING DEATH, AND DAMAGE TO PROPERTY THAT SECURED PARTY MAY INCUR ARISING OUT OF OR IN CONNECTION WITH OBLIGOR’S FAILURE TO MAINTAIN THE INSURANCE COVERAGES REQUIRED BY THIS AGREEMENT. IN ADDITION, OBLIGOR, ON BEHALF OF OBLIGOR’S INSURER, EXPRESSLY WAIVES ALL SUBROGATION RIGHTS AGAINST SECURED PARTY, AND, IN THE EVENT OF A SUBROGATION ACTION BROUGHT BY OBLIGOR’S INSURER, OBLIGOR AGREES TO DEFEND, INDEMNIFY, AND HOLD SECURED PARTY HARMLESS FROM SUCH CLAIM. IF OBLIGOR FAILS TO PROVIDE PROPER EVIDENCE OF THE PURCHASE OR MAINTENANCE OF THE INSURANCE REQUIRED ABOVE, THEN SECURED PARTY IS AUTHORIZED BUT NOT REQUIRED TO OBTAIN SUCH INSURANCE AT OBLIGOR’S EXPENSE AND TO CHARGE BACK TO OBLIGOR, AMOUNTS REFLECTING SECURED PARTY’S EXPENSE IN OBTAINING AND ADMINISTERING SUCH COVERAGE, INCLUDING THE COST OF PREMIUMS, RETENTIONS, DEDUCTIBLES, AND REASONABLE ADMINISTRATIVE FEES.

3.11 Sublease to Another Party. Obligor shall not, under any circumstances, sublease, rent or assign the Equipment in whole or in part to another party without first obtaining the written consent of Secured Party, which Secured Party may grant or deny in their sole and absolute discretion.

3.12 Notices. Upon becoming aware thereof, Obligor promptly will notify Secured Party of any claim, action, or proceeding which could materially and adversely affect the value of, or Obligor’s title to, any of the Collateral, or the effectiveness of the Security Interest.

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ARTICLE IV

Secured Party’s Warranties and Covenants

4.1 Authority. The Secured Party has the authority to execute this Agreement, and to make the covenants representations, warranties and assignments contained in this Agreement.

4.2 Disclaimer of Warranties. SECURED PARTY, NOT BEING THE MANUFACTURER OR THE VENDOR OF THE EQUIPMENT, HEREBY MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF ANY KIND OR AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PURPOSE, OR ITS CAPACITY OR DURABILITY, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP OR CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR ANY PATENT INFRINGMENT OR PATENT OR LATENT DEFECTS, AND OBLIGOR HEREBY ACKNOWLEDGES THE FOREGOING DISCLAIMER BY SECURED PARTY.

ARTICLE V

Secured Party’s Rights

5.1 Secured Party’s Rights. Secured Party shall have the following rights at all times without regard to the occurrence of an Event of Default:

(a) Assertion of Warranties. Provided no Event of Default has occurred or is continuing hereunder, and so long as the Equipment is subject to this Agreement and Secured Party is legally permitted so to do, Obligor hereby authorizes Secured Party to assert for Obligor’s account, all rights of Obligor under any manufacturer’s, vendor’s or dealer’s warranty on the Equipment.

(b) Information. Secured Party may at any time obtain from any party any information concerning the Collateral, and neither Secured Party nor the person furnishing such information shall be liable to Obligor in respect thereof.

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(c) Performance by Secured Party. Secured Party may, but is not obligated to, perform or attempt to perform any covenant or agreement of Obligor contained herein. If all or any material portion of the Collateral becomes the subject of any proceeding and Obligor fails to defend fully such proceeding and to protect Obligor’s and Secured Party’s rights in such Collateral in good faith, Secured Party may, at its option but at Obligor’s cost, elect to defend and control the defense of such litigation or other proceeding, and may (i) select and retain counsel, (ii) determine whether settlement shall be offered or accepted, and (iii) determine and negotiate all settlement terms. Secured Party is not required to fulfill any of the obligations of Obligor with respect to any of the Collateral, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance of any party under any of the Collateral, or to present or file any claim, or to take any action to enforce any performance or the payment of any amounts which have been assigned to it, in which it has been granted a security interest, or to which it may be entitled at any time.

(d) Preservation of Collateral. Obligor has the risk of loss of the Collateral. Secured Party’s duty with respect to any Collateral in the possession of Secured Party is solely to use reasonable care in the custody and preservation of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Obligor may request in writing, but failure by Secured Party to comply with any such request shall not of itself be deemed a failure to exercise such reasonable care. SECURED PARTY SHALL NOT BE RESPONSIBLE FOR, NOR SHALL THE OBLIGATIONS (OR OBLIGOR’S LIABILITY WITH RESPECT THERETO) BE SUBJECT TO SETOFF OR REDUCTION BY REASON OF, ANY SHORTAGE, DISCREPANCY, DAMAGE, LOSS, OR DESTRUCTION IN OR TO THE COLLATERAL UNLESS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SECURED PARTY NOR, IN ANY EVENT, ANY DEPRECIATION IN THE VALUE OF THE COLLATERAL. In the event of any motor vehicle accident, or damage to, loss, or destruction of any part or parcel of the Collateral, in total or in part, Secured Party has the senior priority right, but not the obligation, to elect to receive the proceeds of any all insurance policies, claims, disbursements, reimbursements, and monies of any kind.. Secured Party has no duty to maintain in force, to prevent lapse or impairment of, or to exercise any rights with respect to any of the Collateral or any insurance thereon, or to exercise any rights, options or privileges respecting any of the Collateral or to take any steps necessary to preserve rights against prior or other parties or to enforce collection of the Collateral or any part thereof by legal proceedings or otherwise. The duties of Obligor are to account to Secured Party for Collateral actually received by Secured Party and to receive collections, remittances and payments on such Collateral as and when made and received by Obligor and hold same as Collateral or apply same to the Obligations pursuant to the terms hereof.

(e) Assignment. This Agreement and/or any other part of the Loan Documents may be assigned, in whole or in part, by Secured Party without notice to Obligor, and Obligor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Obligor has or may at any time have against Secured Party for any reason whatsoever. Obligor agrees that if Obligor receives written notice of an assignment from Secured Party, Obligor will continue to perform the Obligations to such assignees as so instructed by Secured Party or their assigns. Obligor agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or their assigns.

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(f) Inspection of Collateral. Secured Party shall have the right, in their sole and absolute discretion, to demand an accounting and inspection of the Collateral during normal business hours after giving reasonable prior notice to Obligor.

(g) Defense of Claims. Obligor shall promptly notify Secured Party in writing of the commencement of any legal proceedings affecting Obligor’s title to the Collateral or Secured Party’s Lien or security interest in the Collateral, or any part thereof, and shall take such action, employing attorneys agreeable to Secured Party, as may be necessary to preserve Obligor’s or Secured Party’s rights affected thereby. If Obligor fails or refuses to adequately or vigorously, in the sole judgment of Secured Party defend Obligor’s or Secured Party’s rights to the Collateral, Secured Party may take such action on behalf of and in the name of Obligor and at Obligor’s expense. Moreover, Secured Party may take such independent action in connection therewith as they may in their discretion deem proper, including the right to employ independent counsel and to intervene in any suit affecting the Collateral. All costs, expenses and attorneys’ fees incurred by Secured Party pursuant to this Section 5.1 or in connection with the defense by Secured Party of any claims, demands or litigation relating to Obligor, the Collateral or the transactions contemplated in this Agreement shall be paid by Obligor on demand plus interest thereon from the date of the advance by Secured Party until reimbursement of Secured Party at the Default Rate.

ARTICLE VI

Default

6.1 Events of Default. The Obligor shall be in default of this Agreement upon the occurrence of any of the following events or conditions (an “Event of Default”):

(a) Event of Default under Note. An Event of Default under the terms and provision of the Note shall constitute an Event of Default pursuant to this Agreement.

(b) Payment. Any failure to timely pay any indebtedness or the Obligations owed by Obligor pursuant to the Loan Documents.

(c) Covenants. Any failure to perform or observe any of the affirmative or negative covenant of this Agreement, and such failure shall continue for ten (10) days after written notice thereof is sent to Obligor by Secured Party;

(d) Loss, Damage or Destruction of Collateral. The Equipment is lost, damaged, stolen, destroyed, irreparably damaged, confiscated, requisitioned, commandeered, rendered substantially unable to operate, or taken in whole or in part by any party, whether upon foreclosure, levy, execution, attachment, other process of law or equity enforced against Obligor or any other cause.

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(e) Abandonment of Collateral. Any Collateral is (i) abandoned by Obligor, or (ii) Obligor is unresponsive to Secured Party’s requests or otherwise unable to identify and confirm the condition, status and location of the Equipment at any time.

(f) Disposition of Collateral. The Equipment is, without the written consent of Secured Party, transferred, assigned, sold or conveyed by Obligor, in whole or in part, to another party for any purpose.

(g) Failure to Maintain Equipment. A failure to maintain the Equipment in the condition of safety, maintenance and repair set forth in Article 3 of this Agreement or if, in Secured Party’s reasonable opinion, Obligor has neglected, abused or misused the Equipment in any manner.

(h) Adequate Security. The (i) condition of Obligor’s affairs shall change such that, in the reasonable opinion of Secured Party, Secured Party’s security in the Collateral is impaired or Secured Party’s credit risk is increased, or (ii) the fair market value of the Collateral at any time is less than two hundred percent (200%) of the outstanding principal and interest owed by Obligor pursuant to the Note and other Loan Documents.

(i) Cross-Default. Obligor breaches or defaults upon any term or provision of the Purchase Agreement, or any Ancillary Agreements thereto.

(j) Disqualification. Obligor, or any of Obligor representatives, is disqualified by a licensed interstate motor carrier from operating the Equipment.

(k) Breach of Representation or Warranty. Any representation, warranty, certification, or statement made or furnished to Secured Party, whether contained in the Loan Documents or in any other document, by or on behalf of Obligor proves to false, untrue, incomplete or misleading at any time during the term of this Agreement.

(1) Judgments. Any judgment or arbitration awards are entered against Obligor, or Obligor enters into any settlement agreements with respect to any litigation or arbitration, in an aggregate amount in excess of any available insurance coverage.

(m) Defaults to Third Parties. Any default in the payment or performance of any obligation, or any defined event of default, under the terms of any contracts or instrument (other than the Loan Documents) pursuant to which Obligor or any of its guarantors has incurred any debt or other liability to any other party, including Secured Party.

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(n) Solvency. If the Obliger (i) makes an assignment for the benefit of its creditors, (ii) petitions or applies to any court or tribunal for the appointment of a receiver or trustee for itself or any substantial part of its assets, (iii) starts any proceeding relating to itself under any present or future organization, amalgamation, arrangement, adjustment of debt, dissolution or liquidation law of any jurisdiction, (iv) in any way consents to, approves or acquiesces in any bankruptcy, reorganization or insolvency proceeding started by any other person, or any proceeding by any other person for the appointment of a receiver or trustee for Obliger or any substantial part of its assets, (v) allows any receivership or trusteeship to remain undischarged for a period often (10) days, or (vi) becomes or is declared by any competent authority to be bankrupt or insolvent.

(o) Material Breach. Any default in the performance of or compliance with any obligation, affirmative or negative covenant, agreement or other provision contained in this Agreement or in any other Loan Document and such default shall continue without remedy for a period of ten (10) days after the earlier of (i) the date upon which written notice thereof shall have been given to Obliger by Secured Party, or (ii) the date upon which Obliger knew or reasonably should have known of such default.

(p) Change in Control. If Obliger is a corporation, partnership, or limited liability company, and (i) any person, entity or group of persons or entities becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the outstanding equity interests of Obligor free and clear of all liens, (ii) any person, entity or group of persons or entities becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the outstanding voting equity interests of Obliger, or (iii) individuals or entities who constitute the Manager(s), General Partner(s), or similar party or parties exercising control of Obliger on the Effective Date shall cease for any reason to control, of record and beneficially, the Obliger.

6.2 Acceleration Upon Default. Upon the occurrence and during the continuance of any Event of Default, Secured Party may declare the entire unpaid principal of, and the interest accrued on, and all other amounts owed in connection with, the Obligations to be forthwith due and payable, whereupon the same shall become immediately due and payable without any protest, presentment, demand, notice of intent to accelerate, notice of acceleration or further notice of any kind, all of which are hereby expressly waived by Obliger. Whether or not Secured Party elects to accelerate as herein provided, Secured Party may simultaneously, or thereafter, without any further notice to Obliger, exercise any other right or remedy provided in this Agreement or otherwise existing pursuant to the Loan Documents.

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ARTICLE VII

Secured Party’s Remedies Upon Default

7.1 Possession and Sale of Collateral. Upon the occurrence of an Event of Default or at any time thereafter, and in addition to all other rights of Secured Party, Secured Party shall have the following rights and powers, but not the obligation:

(a) to terminate this Agreement upon written notice to Obligor, without prejudice to any other remedies hereunder;

(b) to cause Obligor, at Obligor’s expense, to promptly assemble the Equipment, Rigging Equipment, and the Personalty Collateral or any item thereof and return the same to Secured Party at such place as Secured Party may designate in writing;

(c) to peaceably seize and possess all Collateral, including the Equipment, the Rigging Equipment, and the Personalty Collateral, including entering upon the premises where the Equipment is located, and, without notice to Obligor, and with or without process, take immediate possession of the Equipment, or render the Equipment unusable or immobile, without liability to Obligor by reason of such entry or taking possession, and without such action constituting a termination of this Agreement unless Secured Party notifies Obligor to such effect;

(d) to selI, lease, or otherwise dispose of the Equipment, the Rigging Equipment, and the Personalty Collateral in a public or private sale or lease transaction, and apply the proceeds of such sale or leasing, after first deducting all costs and expenses of such sale or leasing, to Obligor’ s Obligations hereunder, with Obligor remaining liable for any deficiency and with any excess being retained by Secured Party, and proceed by court action to enforce performance by Obligor of the applicable covenants of this Agreement or to recover damages for the breach thereof. In addition to the foregoing, Obligor shall be obligated hereunder for the payment of all other amounts then or thereafter payable by Obligor to Secured Party hereunder, including without limitation, amounts owing for indemnification. Notwithstanding the foregoing:

(i)	The purchaser of any Collateral sold shall thereafter hold title to the same free from any claim or right, including any equity of redemption, of Obligor. Secured Party may make any such sale subject to any limitation or restriction, including but not limited to a limitation in the method of offering the Collateral or in the number or identity of prospective bidders, which Secured Party may believe to be necessary to comply with any requirement of applicable law or in order to obtain any required approval of the purchase or the purchaser by any governmental authority or officer. No such limitation or restriction shall cause such sale not to be considered a commercially reasonable sale, nor shall Secured Party be liable or accountable to Obligor, nor shall the Obligations be subject to any reduction, by reason of the fact that the proceeds of a sale subject to any such limitation or restriction are less than otherwise might have been obtained. Without notice to or consent by Obligor, Secured Party may exercise all rights as the insured, beneficiary, or owner of any insurance policy and may surrender same and receive the surrender value thereof or sell same pursuant to the terms thereof.

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(ii)	Secured Party shall give Obligor commercially reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice are met if such notice is given in accordance with this Agreement at least ten (I0) days before the time of the sale or disposition. All expenses of seizing, possessing, retaking, holding, preparing for sale, selling, leasing or the like, including Secured Party’s attorneys’ fees and legal expenses, shall be borne by Obligor. Public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or use of Collateral of the types subject to this Agreement, or public auction, are hereby deemed by Obligor to be commercially reasonable because differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and the credit risks of such sales.

(iii)	At any sale Secured Party may sell any part of the Collateral without warranty of any kind and may specifically disclaim any warranty of title or the like, and none of the foregoing will be considered to make the sale not commercially reasonable.

ARTICLE VIII

Miscellaneous

8.1 Advances. Each and every covenant of Obligor herein contained shall be performed and kept by Obligor solely at Obligor’s expense. If Obligor fails to perform or keep any of the covenants of whatsoever kind or nature contained in this Agreement, Secured Party may, but will not be obligated to, make advances to perform the same on Obligor’s behalf, and Obligor hereby agrees to repay such sums and any attorneys’ fees incurred in connection therewith on demand plus interest thereon from the date of the advance until reimbursement of Secured Party at the Default Rate as specified in the Note.

8.2 Notices. All notices, requests, demands, or other communications to or upon the parties hereto shall be deemed to have been given or made if given or made in accordance with the Agreement. Notices may be sent to each party hereunder by USPS certified mail, email or facsimile at the following address:

If to Secured Party:

Pilot OFS Holdings LLC

20 Greenway Plaza, Suite 500

Houston, Texas 77046

Attn: Adam Law

Email adam.law@pilotwater.com

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If to Obligor:

Meridian Equipment Leasing, LLC

5220 Spring Valley Road, Suite LL20

Dallas, Texas 75254

Attn: James Ballengee

Email jballengee@ballengeeholdings.com

8.3 Waiver. No waiver, amendment, modification, or alteration of any provision of this Agreement, nor consent by Secured Party to any departure by Obligor from the terms hereof, or from the terms of any other document, shall be effective unless in writing and signed by Secured Party. No waiver by Secured Party of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default, nor shall such waiver be deemed to be a continuing waiver. No delay of Secured Party in exercising any right shall be deemed to be a waiver thereof, nor shall one exercise of any right affect or impair the exercise of any other right.

8.4 Time of the Essence. Time is of the essence with regard to this Agreement and the Loan Documents.

8.5 Expenses. To the extent permitted by applicable law Obligor promptly shall pay, upon demand, any out-of-pocket expenses incurred by Secured Party in connection herewith, including all costs, expenses, taxes, assessments, insurance premiums, repairs (including repairs to realty or other property to which any Collateral may have been attached), court costs, reasonable attorneys’ fees, rent, storage costs, and expenses of sales incurred in connection with the administration of this Agreement, the enforcement of the rights of Secured Party hereunder, whether incurred before or after the occurrence of an Event of Default or incurred in connection with the perfection, preservation, or defense of the Security Interest, or the custody. protection, collection, repossession, enforcement of rights or sale of the Collateral. All such expenses shall become part of the Obligations and shall bear interest at the Default Rate from the date paid or incurred by Secured Party until paid by Obligor.

8.6 Binding Effect. The rights of Secured Party hereunder inure to the benefit of its successors and assigns. The terms of this Agreement bind the successors and assigns of the parties hereto. All indemnities by Obligor in favor of Secured Party shall survive the termination or release of this Agreement.

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8.7 Remedies Cumulative. Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIYER IS EXPRESSED WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The exercise by Secured Party of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

8.8 Financing Statement. Obligor authorizes Secured Party or its agent to file one or more financing statements describing the Collateral. Obligor stipulates and agrees that carbon, photographic, or other reproduction of this Agreement or a financing statement describing the Collateral is sufficient as a financing statement.

8.9 Demand and Protest. Obligor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Secured Party on which Obligor may in any way be liable.

8.10 Severability. If any portion of the Obligations or if any provision of this Agreement is held to be invalid or unenforceable for any reason, such holding shall not affect the validity of any other portion of the Obligations or any other provision contained herein or contained in any other agreement between Obligor and Secured Party, and the same shall continue in full force and effect according to their terms.

8.11 Choice of Law and Venue. The Loan Documents, and each issue related thereto, including the validity and enforceability thereof, shall be governed and construed according to the laws of the State of Texas without regard to its rules regarding conflicts of law. The Parties hereto knowing and irrevocably agree that venue for any dispute thereunder shall in a court of competent jurisdiction located in Harris County, Texas, and waive and all objections of improper venue for such forum.

8.12 Entire Agreement. This Agreement together with the other Loan Documents constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties hereto relating to the subject matter hereof.

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8.13 Reinstatement. If any payment received by Secured Party is or must be rescinded or returned, the Obligations shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such payment, and the Security Interest shall continue to be effective or be reinstated.

8.14 Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, OBLIGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE ACTIONS OF SECURED PARTY IN NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

[Signature page(s) follow; the remainder of this page is intentionally blank.]

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SECURED PARTY’S SIGNATURE PAGE

The undersigned hereby executes, enters into and agrees to be bound by the Security Agreement, Financing Statement and Assignment of Collateral dated December 31, 2023, as Secured Party, as that term is used therein.

SECURED PARTY:

PILOT OFS HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Zachary Neal
Name:	Zachary Neal
Title:	EVP, Corporate Development

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Before me, the undersigned Notary Public, on this day personally appeared Zachary Neal, Executive Vice President, Corporate Development of Pilot OFS Holdings LLC, a Delaware limited liability company, known by me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office on this the 31st day of December, 2023.

/s/ Yasmin Salgado
Notary Public in and for the State of Texas

Security Agreement, Financing Statement and Assignment of Collateral

OBLIGOR’S SIGNATURE PAGE

The undersigned hereby executes, enters into and agrees to be bound by the Security Agreement, Financing Statement and Assignment of Collateral dated December 31, 2023, as Obligor, as that term is used therein.

OBLIGOR:

MERIDIAN EQUIPMENT LEASING, LLC, a Texas limited liability company

By: JORGAN DEVELOPMENT, LLC, a Louisiana limited liability company, its Manager

By:	/s/ James H. Ballengee
Name:	James H. Ballengee
Title:	Manager

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

Before me, the undersigned Notary Public, on this day personally appeared James H. Ballengee, as Manager of Jorgan Development, LLC, a Louisiana limited liability company, as Manager of Meridian Equipment Leasing, LLC, a Texas limited liability company, known by me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office on this the 31st day of December, 2023.

/s/ Carol Holliman
Notary Public in and for the State of Texas

Security Agreement, Financing Statement and Assignment of Collateral

EXHIBIT “A”

THE EQUIPMENT

[See attached.]

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Exhibit A ‐ Equipment

Equip. #	Region	Type	Year	Make	Model	VIN	Class	Description	UNIT
8500901	STX	WATER	2012	PETERBILT	388	1XPWD40XXCD141947	HDV	WINCH	WINCH
8501061	WTX	WATER	2014	MATEX	406	1M9A30323EH036859	TAT	TRAILER	TRAILER
8501626	STX	WATER	2019	KENWORTH	T880	1NKDL40XXKR293125	WSE	PUMP TRUCK, DAY CAB; W/ GARDNER DENVER, TEE, S/N Q025270, 165 HP, 10K RATING; MCM, MDL. 118 SERIES, 3X4 CENTRIFUGAL PUMP	PUMP TRUCK
8501627	WTX	WATER	2020	KENWORTH	T880	1NKDL40X1LR389405	WSE	PUMP TRUCK	PUMP TRUCK
8501651	STX	WATER	2019	KENWORTH	T880	1NKDL40X1KR293126	WSE	HOT OILER; ENERGY FABRICATION HOT OIL UNIT, MDL. H55025	HOT OILER
8501652	STX	WATER	2019	KENWORTH	T880	1NKDL40X5KR293128	WSE	HOT OILER; ENERGY FABRICATION HOT OIL UNIT, MDL. H55025	HOT OILER
8540105	STX	WATER	2016	PETERBILT	367	1XPSD79X3GD291830	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540106	STX	WATER	2016	PETERBILT	367	1XPSD79X5GD291831	HDV	TRACTOR	TRACTOR
8540107	STX	WATER	2016	PETERBILT	367	1XPSD79X7GD291832	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540119	WTX	WATER	2020	MACK	P64T	1M1PN4GY4LM006383	HDV	TRACTOR	TRACTOR
8540120	WTX	WATER	2020	MACK	P64T	1M1PN4GYXLM006503	HDV	TRACTOR	TRACTOR
8540121	STX	WATER	2020	MACK	P64T	1M1PN4GY0LM006381	HDV	TRACTOR	TRACTOR
8540123	WTX	WATER	2020	MACK	P64T	1M1PN4GYXLM006386	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540124	WTX	WATER	2020	MACK	P64T	1M1PN4GY2LM006379	VAC	VACUUM TRUCK	VAC TRUCK
8540125	WTX	WATER	2020	MACK	P64T	1M1PN4GY9LM006380	HDV	TRACTOR	TRACTOR
8540126	WTX	WATER	2020	MACK	P64T	1M1PN4GY4LM006500	HDV	TRACTOR	TRACTOR
8540127	STX	WATER	2020	MACK	P64T	1M1PN4GY8LM006502	HDV	TRACTOR	TRACTOR
8540128	WTX	WATER	2020	MACK	P64T	1M1PN4GY1LM006504	HDV	TRACTOR	TRACTOR
8540179	WTX	WATER	2012	MACK	GU700	1M2AX07Y1CM011321	VAC	VACUUM TRUCK	VAC TRUCK
8540236	STX	WATER	2016	PETERBILT	367	1XPTD40X0GD319566	VAC	TRACTOR, DAY CAB, FRUITLAND VAC	TRACTOR
8540239	STX	WATER	2016	PETERBILT	367	1XPTD40X5GD319580	HDV	TRACTOR	TRACTOR
8540241	STX	WATER	2016	PETERBILT	367	1XPTD40X6GD319586	HDV	TRACTOR	TRACTOR
8540242	STX	WATER	2016	PETERBILT	367	1XPTD40X8GD319590	HDV	TRACTOR, DAY CAB	TRACTOR
8540243	STX	WATER	2016	PETERBILT	367	1XPTD40X5GD319594	VAC	TRACTOR, DAY CAB, VAC	TRACTOR
8540297	STX	WATER	2020	PETERBILT	567	1XPCD40X2LD668030	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540298	STX	WATER	2020	PETERBILT	567	1XPCD40X0LD668026	HDV	TRACTOR	TRACTOR
8540299	STX	WATER	2020	PETERBILT	567	1XPCD40X4LD668028	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540300	STX	WATER	2020	PETERBILT	567	1XPCD40X6LD668029	HDV	TRACTOR	TRACTOR
8540301	STX	WATER	2020	PETERBILT	567	1XPCD40X2LD668027	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540302	STX	WATER	2020	PETERBILT	567	1XPCD40X4LD668031	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540303	STX	WATER	2020	PETERBILT	567	1XPCD40X6LD668032	HDV	TRACTOR	TRACTOR
8540304	STX	WATER	2020	PETERBILT	567	1XPCD40X8LD668033	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540305	STX	WATER	2020	PETERBILT	567	1XPCD40XXLD668034	HDV	TRACTOR	TRACTOR
8540306	STX	WATER	2020	PETERBILT	567	1XPCD40X1LD668035	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540307	STX	WATER	2020	PETERBILT	567	1XPCD40X3LD668036	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540308	STX	WATER	2020	PETERBILT	567	1XPCD40X5LD668037	HDV	TRACTOR	TRACTOR
8540309	STX	WATER	2020	PETERBILT	567	1XPCD40X7LD668038	HDV	TRACTOR	TRACTOR
8540310	STX	WATER	2020	PETERBILT	567	1XPCD40X1LD683425	HDV	TRACTOR	TRACTOR
8540311	STX	WATER	2020	PETERBILT	567	1XPCD40X3LD683426	HDV	TRACTOR	TRACTOR
8540314	STX	WATER	2020	PETERBILT	567	1XPCD40X7LD683428	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540315	STX	WATER	2020	PETERBILT	567	1XPCD40X9LD683429	HDV	TRACTOR	TRACTOR
8540316	STX	WATER	2020	PETERBILT	567	1XPCD40X5LD683430	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540317	STX	WATER	2020	PETERBILT	567	1XPCD40X7LD683431	HDV	TRACTOR	TRACTOR
8540318	STX	WATER	2020	PETERBILT	567	1XPCD40X9LD683432	HDV	TRACTOR	TRACTOR
8540319	STX	WATER	2020	PETERBILT	567	1XPCD40X0LD683433	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540320	STX	WATER	2020	PETERBILT	567	1XPCD40X2LD683434	HDV	TRACTOR	TRACTOR
8540322	STX	WATER	2020	PETERBILT	567	1XPCD40X6LD683436	HDV	TRACTOR	TRACTOR
8540328	STX	WATER	2020	MACK	GR64FT	1M1GR4GY0LM013237	HDV	TRACTOR	TRACTOR
8540329	STX	WATER	2020	MACK	P64T	1M1PN4GY0LM004775	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540330	STX	WATER	2020	MACK	GR64FT	1M1GR4GY9LM013091	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540331	STX	WATER	2020	MACK	AN64T	1M1PN4GY6LM004814	HDV	TRACTOR	TRACTOR
8540332	STX	WATER	2020	MACK	AN64T	1M1PN4GYXLM004816	HDV	TRACTOR, DAY CAB	TRACTOR
8540333	STX	WATER	2020	MACK	GR64FT	1M1GR4GY6LM013081	HDV	TRACTOR	TRACTOR
8540334	STX	WATER	2020	MACK	GR64FT	1M1GR4GY6KM005240	HDV	TRACTOR	TRACTOR
8540335	STX	WATER	2020	MACK	GR64FT	1M1GR4GY4LM013239	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540336	STX	WATER	2020	MACK	P64T	1M1GR3GY8LM015764	HDV	TRACTOR	TRACTOR
8540337	STX	WATER	2020	MACK	GR64FT	1M1GR3GY5LM015771	HDV	TRACTOR	TRACTOR
8540338	WTX	WATER	2020	MACK	GR64FT	1M1GR4GY0LM013240	HDV	TRACTOR	TRACTOR
8540339	WTX	WATER	2020	MACK	GR64FT	1M1GR3GY0LM015757	HDV	TRACTOR	TRACTOR
8540340	STX	WATER	2020	MACK	GR64FT	1M1GR3GY4LM015759	HDV	TRACTOR	TRACTOR
8540341	WTX	WATER	2020	MACK	GR64FT	1M1GR3GY6LM015763	HDV	TRACTOR	TRACTOR
8540342	WTX	WATER	2020	MACK	GR64FT	1M1PN4GY2LM004776	HDV	TRACTOR	TRACTOR
8540343	WTX	WATER	2020	MACK	GR64FT	1M1GR3GYXLM015748	HDV	TRACTOR	TRACTOR
8540344	STX	WATER	2020	MACK	GR64FT	1M1GR3GY1LM015766	HDV	TRACTOR	TRACTOR

Exhibit A	Page A‐1

Equip. #	Region	Type	Year	Make	Model	VIN	Class	Description	UNIT
8540345	WTX	WATER	2020	MACK	GR64FT	1M1GR3GY1LM015749	VAC	VACUUM TRUCK	VAC TRUCK
8540346	WTX	WATER	2020	MACK	GR64FT	1M1GR3GYXLM015751	HDV	TRACTOR	TRACTOR
8540347	WTX	WATER	2020	MACK	GR64FT	1M1GR4GY9LM013236	HDV	TRACTOR	TRACTOR
8540349	STX	WATER	2020	MACK	GR64FT	1M1GR4GY7LM013235	HDV	TRACTOR	TRACTOR
8540350	WTX	WATER	2020	MACK	GR64FT	1M1GR4GY2LM013238	VAC	VACUUM TRUCK	VAC TRUCK
8540351	STX	WATER	2020	MACK	GR64FT	1M1GR3GY6LM015746	HDV	TRACTOR	TRACTOR
8540352	WTX	WATER	2020	MACK	GR64FT	1M1GR3GY8LM015747	HDV	TRACTOR	TRACTOR
8540353	WTX	WATER	2020	MACK	GR64FT	1M1GR3GY7LM015769	VAC	VACUUM TRUCK	VAC TRUCK
8540354	STX	WATER	2020	MACK	GR64FT	1M1GR3GY5LM012143	HDV	TRACTOR	TRACTOR
8540355	STX	WATER	2020	MACK	GR64FT	1M1GR3GY9LM012999	VAC	TRACTOR, DAY CAB, CHALLENGER HD607PRO VAC	TRACTOR
8540357	WTX	WATER	2020	MACK	GR64FT	1M1GR3GY7LM012130	HDV	TRACTOR	TRACTOR
8540358	WTX	WATER	2020	MACK	GR64FT	1M1GR3GY3LM012142	VAC	VACUUM TRUCK	VAC TRUCK
8540360	WTX	WATER	2020	MACK	GR64FT	1M1GR3GY9LM012145	HDV	TRACTOR	TRACTOR
8550076	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4223LS174187	VAT	VAC TRAILER	VAC TRAILER
8550077	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4226LS174250	VAT	VAC TRAILER	VAC TRAILER
8550078	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4229LS174257	VAT	VAC TRAILER	VAC TRAILER
8550079	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4224LS174263	VAT	VAC TRAILER	VAC TRAILER
8550080	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4228LS174265	VAT	VAC TRAILER	VAC TRAILER
8550081	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4223LS174271	VAT	VAC TRAILER	VAC TRAILER
8550082	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4226LS174278	VAT	VAC TRAILER	VAC TRAILER
8550083	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4221KS174087	VAT	VAC TRAILER	VAC TRAILER
8550084	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4226KS174151	VAT	VAC TRAILER	VAC TRAILER
8550085	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4228KS174152	VAT	VAC TRAILER	VAC TRAILER
8550087	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4227KS140915	VAT	VAC TRAILER	VAC TRAILER
8550088	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4223KS140930	VAT	VAC TRAILER	VAC TRAILER
8550089	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4228KS151082	VAT	VAC TRAILER	VAC TRAILER
8550090	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4221KS140912	VAT	VAC TRAILER	VAC TRAILER
8550092	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4227KS140929	VAT	VAC TRAILER	VAC TRAILER
8550093	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4225KS140931	VAT	VAC TRAILER	VAC TRAILER
8550094	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST422XKS151987	VAT	VAC TRAILER	VAC TRAILER
8550095	STX	WATER	2019	DRAGON PRODUCTS LLC	150 BBL	1UNST4228KS174085	VAT	VAC TRAILER	VAC TRAILER
8550299	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4228LS174363	VAT	VAC TRAILER	VAC TRAILER
8550302	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4225LS174367	VAT	VAC TRAILER	VAC TRAILER
8550303	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4225LS174336	VAT	VAC TRAILER	VAC TRAILER
8550304	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4222LS174262	VAT	VAC TRAILER	VAC TRAILER
8550305	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4228LS174329	VAT	VAC TRAILER	VAC TRAILER

Exhibit A	Page A‐2

Equip. #	Region	Type	Year	Make	Model	VIN	Class	Description	UNIT
8550306	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST422XLS174364	VAT	VAC TRAILER	VAC TRAILER
8550307	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4223LS174366	VAT	VAC TRAILER	VAC TRAILER
8550309	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4223LS174321	VAT	VAC TRAILER	VAC TRAILER
8550310	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4226LS174362	VAT	VAC TRAILER	VAC TRAILER
8550311	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4221LS174365	VAT	VAC TRAILER	VAC TRAILER
8550312	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4226LS174328	VAT	VAC TRAILER	VAC TRAILER
8550314	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4227LS174368	VAT	VAC TRAILER	VAC TRAILER
8550315	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4227LS174371	VAT	VAC TRAILER	VAC TRAILER
8550317	WTX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4222LS174326	VAT	VAC TRAILER	VAC TRAILER
8550318	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4229LS174369	VAT	VAC TRAILER	VAC TRAILER
8550319	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4225LS174370	VAT	VAC TRAILER	VAC TRAILER
8550321	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4228LS174377	VAT	VAC TRAILER	VAC TRAILER
8550322	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4220LS174373	VAT	VAC TRAILER	VAC TRAILER
8550323	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4222LS174374	VAT	VAC TRAILER	VAC TRAILER
8550324	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4224LS174375	VAT	VAC TRAILER	VAC TRAILER
8550400	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4220LS174325	VAT	VAC TRAILER	VAC TRAILER
8550401	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4228LS174332	VAT	VAC TRAILER	VAC TRAILER
8550402	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4225LS174319	VAT	VAC TRAILER	VAC TRAILER
8550403	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4229LS174324	VAT	VAC TRAILER	VAC TRAILER
8550404	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4229LS174288	VAT	VAC TRAILER	VAC TRAILER
8550405	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4229LS174260	VAT	VAC TRAILER	VAC TRAILER
8550406	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4220LS174292	VAT	VAC TRAILER	VAC TRAILER
8550407	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4229LS174291	VAT	VAC TRAILER	VAC TRAILER
8550410	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4227LS174323	VAT	VAC TRAILER	VAC TRAILER
8550411	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4224LS174280	VAT	VAC TRAILER	VAC TRAILER
8550412	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4221LS174320	VAT	VAC TRAILER	VAC TRAILER
8550414	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4221LS174334	VAT	VAC TRAILER	VAC TRAILER
8550415	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4221LS174284	VAT	VAC TRAILER	VAC TRAILER
8550416	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4226LS174264	VAT	VAC TRAILER	VAC TRAILER
8550418	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4227LS174337	VAT	VAC TRAILER	VAC TRAILER

Exhibit A	Page A‐3

Equip. #	Region	Type	Year	Make	Model	VIN	Class	Description	UNIT
8550422	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4220LS174258	VAT	VAC TRAILER	VAC TRAILER
8550423	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4224LS174327	VAT	VAC TRAILER	VAC TRAILER
8550424	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4226LS174331	VAT	VAC TRAILER	VAC TRAILER
8550425	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4224LS174330	VAT	VAC TRAILER	VAC TRAILER
8550501	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST422XKH015279	VAT	VAC TRAILER	VAC TRAILER
8550502	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4228KH015278	VAT	VAC TRAILER	VAC TRAILER
8550503	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4221KH015297	VAT	VAC TRAILER	VAC TRAILER
8550504	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4223KH015298	VAT	VAC TRAILER	VAC TRAILER
8550505	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4225KH015299	VAT	VAC TRAILER	VAC TRAILER
8550507	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST422XKH015301	VAT	VAC TRAILER	VAC TRAILER
8550508	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4221KH015302	VAT	VAC TRAILER	VAC TRAILER
8550509	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4223KH015303	VAT	VAC TRAILER	VAC TRAILER
8550510	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4225KH015304	VAT	VAC TRAILER	VAC TRAILER
8550511	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4227KH015305	VAT	VAC TRAILER	VAC TRAILER
8550512	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4229KH015306	VAT	VAC TRAILER	VAC TRAILER
8550514	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4220KH015307	VAT	VAC TRAILER	VAC TRAILER
8550515	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4222KH015308	VAT	VAC TRAILER	VAC TRAILER
8550516	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4224KH015309	VAT	VAC TRAILER	VAC TRAILER
8550517	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4220KH015310	VAT	VAC TRAILER	VAC TRAILER
8550518	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4222KH015311	VAT	VAC TRAILER	VAC TRAILER
8550519	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4224KH015312	VAT	VAC TRAILER	VAC TRAILER
8550520	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4226KH015313	VAT	VAC TRAILER	VAC TRAILER
8550521	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4228KH015314	VAT	VAC TRAILER	VAC TRAILER
8550522	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST422XKH015315	VAT	VAC TRAILER	VAC TRAILER
8550523	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4221KH015316	VAT	VAC TRAILER	VAC TRAILER
8550525	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4225KH015318	VAT	VAC TRAILER	VAC TRAILER
8550526	WTX	WATER	2019	GALYEAN EQUIPMENT CO.	150 BBL	1G9ST4227KH015319	VAT	VAC TRAILER	VAC TRAILER
8550419	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4228LS174282	VAT	VAC TRAILER	VAC TRAILER
8550420	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST4226LS174295	VAT	VAC TRAILER	VAC TRAILER
8550421	STX	WATER	2020	DRAGON PRODUCTS LLC	150 BBL	1UNST422XLS174333	VAT	VAC TRAILER	VAC TRAILER

Exhibit A	Page A‐4